                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   July 1, 2000


                             CEDAR INCOME FUND, LTD.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



   Maryland                       0-14510                  42-1241468
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(State or other                (Commission               (IRS Employer
 Jurisdiction of               File Number)              Identification
 Incorporation)                                               No.)



44 South Bayles Avenue, Port Washington, New York                  11050
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code        (516) 767-6492


                            Uni-Invest (U.S.A.), Ltd.
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K dated July 1, 2000, as filed with the Securities and Exchange Commission on July 14, 2000, as set forth in the pages attached hereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             Acquisition Property

             Report of Independent Auditors

             Statements of Revenues and Expenses

             Notes to Statements of Revenue and Certain Expenses

             Unaudited Pro Forma Consolidated Financial Statements

                      Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000 (unaudited)

                      Pro Forma Condensed Consolidating Statement of Operations for the three months ended March 31, 2000 (unaudited)

                      Pro Forma Condensed Consolidating Statement of Operations for the year ended December 31, 1999

                      Notes to Pro Forma Financial Statements

                         Report of Independent Auditors

Board of Directors and Stockholders
Cedar Income Fund, Ltd.

We have audited the statements of revenues and certain expenses of The Point Associates, L.P. (the "Company") as described in Note 1 to be acquired by Cedar Income Fund, Ltd. Ltd., for the years ended December 31, 1999, 1998, and 1997. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Income Fund, Ltd. and are not intended to be a complete presentation of the Company's revenues and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined revenues and certain expenses of the Company as described in Note 2 for the years ended December 31, 1999, 1998, and 1997, in conformity with accounting principles generally accepted in the United States.




New York, New York
February 2, 2000

                           The Point Associates, L.P.

                   Statements of Revenues and Certain Expenses


                                             Three months
                                                ended
                                              March 31,                   Years ended December 31,
                                                 2000            1999             1998             1997
                                             -----------      ----------       ----------       ----------
Revenues:
   Base rents                                $  358,288       $1,543,547       $1,425,220       $1,482,626
   Tenant reimbursements                        188,784          778,069          884,132          953,532
   Percentage rents                              34,724           53,884           62,315           64,421
                                             ----------       ----------       ----------       ----------
Total rental revenue                            581,796        2,375,500        2,371,667        2,500,579
                                             ----------       ----------       ----------       ----------

Certain expenses:
   Real estate taxes                             55,011          255,502          239,701          234,559
   Management fees                               22,123           76,154           72,601           75,676
   Property operating expenses                  187,246          763,768          889,347          921,696
                                             ----------       ----------       ----------       ----------
Total certain expenses                          264,380        1,095,424        1,201,649        1,231,931
                                             ----------       ----------       ----------       ----------
Revenues in excess of certain expenses       $  317,416       $1,280,076       $1,170,018       $1,268,648
                                             ==========       ==========       ==========       ==========

See accompanying notes to financial statement.

                           The Point Associates, L.P.

              Notes to Statements of Revenues and Certain Expenses

              For the years ended December 31, 1999, 1998, and 1997


1. Summary of Significant Accounting Policies

Presented herein are the statements of revenues and certain expenses related to the operation of a multi-tenant shopping center. The Point Associates, L.P. operates a regional shopping center ("The Point") in Lower Paxton Township, Dauphin County, Pennsylvania. The Point has approximately 268,000 square feet of leasable retail space and 28,000 square feet of office space.

The statements of revenues and certain expenses for the three months ended March 31, 2000 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statements of revenues and certain expenses for these interim periods have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

2. Basis of Presentation

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

3. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

4. Revenue Recognition

The Point is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately ($22,415), ($28,670), and $7,081 for the years ended December 31, 1999, 1998, and 1997, respectively.

                           The Point Associates, L.P.

5. Management Agreements

The Point incur management fees, based on 3% of gross collections (as defined). The management services provided by the affiliate are terminable upon ninety days' notice.

6. Property Operating Expenses

Property operating expenses for the years ended December 31, 1999, 1998, and 1997, respectively include approximately $22,533, $42,640, and $35,656 for insurance, $439,467, $514,969, and $560,601 for utilities, $103,704, $115,036, and $133,058 in repair and maintenance costs, $110,171, $146,574, and $94,696 in administrative costs and $87,893, $70,128, and $97,685 in payroll (maintenance).

7. Significant Tenants

The five most significant tenants constitute approximately 34%, 42%, and 31% of rental revenue in 1999, 1998, and 1997, respectively.

8. Future Minimum Rents Schedule

Future minimum lease payments to be received by The Point as of December 31, 1999, 1998, and 1997 under noncancelable operating leases are as follows:

                              1999              1998              1997
                         ---------------- ----------------- -----------------
        1999             $     1,570,921  $     1,573,608   $       893,710
        2000                   1,503,128        1,512,187           771,947
        2001                   1,134,478        1,137,994           740,492
        2002                   1,002,205          994,195           707,353
        2003                     683,267          661,657           634,213
        Thereafter             3,617,114        3,684,363           881,527
                         ---------------- ----------------- -----------------
        Total            $     9,511,113  $     9,564,004   $     4,629,242
                         ================ ================= =================

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

                                Cedar Income Fund
                   Pro Forma Condensed Combining Balance Sheet
                              As of March 31, 2000

The following unaudited pro forma combining balance sheet is presented as if the Company had purchased a controlling 50% interest in the Point Associates LP, on March 31, 2000. This pro forma condensed combining balance sheet should be read in conjunction with the pro forma condensed combining statement of operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2000. The pro forma condensed combining balance sheet is unaudited and is not necessarily indicative of what the actual financial position would be had the Company acquire The Point Associates LP on March 31, 2000, nor does it purport to represent the future financial position of the Company.

                                                              (Per previously            50%
                                           Cedar Income          filed 8-K)          Acquisition
                                               Fund              Germantown           The Point             Proforma
                                          Historical (a)         Disposition        Assoc, LLC (b)         03/31/2000
                                          --------------      ----------------      --------------         ----------
Assets
Real estate, net                            $ 13,916,183        $ (2,883,483)        $ 13,500,000         $ 24,532,700
Cash and cash equivalents                      2,205,630           3,010,551           (1,408,453)           3,807,728
Rents and other receivables                      101,334             (50,118)                (135)              51,081
Deferred lease and financng costs                223,655             (22,548)                --                201,107
Pre-paid expenses and other                       89,131              (3,046)              39,623              125,708
Due from co-tenancy                               29,311             (29,311)                --                   --
Deferred rental income                            12,312              (2,156)                --                 10,156
Deferred legal costs                              13,234                --                   --                 13,234
                                            ------------        ------------         ------------         ------------
Total assets                                $ 16,590,790        $     19,889         $ 12,131,035         $ 28,741,714
                                            ============        ============         ============         ============

Liabilities and Stockholders' Equity

Mortgage notes payable                      $  1,339,328        $       --           $  9,300,000         $ 10,639,328
Accounts expenses and other                      498,066             (42,695)             321,255              776,626
Due to co-tenancy                                  7,070              (7,070)                --                   --
                                            ------------        ------------         ------------         ------------

Total liabilities                              1,844,464             (49,765)           9,621,255           11,415,954
                                            ------------        ------------         ------------         ------------

Minority interest                                   --                  --              2,509,780            2,509,780
Limited partner's interest in O.P              9,534,027              45,777                 --              9,579,804

Stockholders Equity
Common stock
Additional paid in capital                         9,421                --                   --                  9,421
Retained Earnings                              5,202,878              23,877                 --              5,226,755
                                            ------------        ------------         ------------         ------------
Total stockholders's equity                    5,212,299              23,877                 --              5,236,176
                                            ------------        ------------         ------------         ------------
Total liabilities and stockholders'
    equity                                  $ 16,590,790        $     19,889         $ 12,131,035         $ 28,741,714
                                            ============        ============         ============         ============

            See accompanying Notes to Pro Forma Financial Statements

                                Cedar Income Fund
              Pro Forma Condensed Combining Statement of Operations
                    For the three months ended March 31, 2000

The following unaudited pro forma condensed combining Statement of Operations is presented as if the Company had acquired a 50% controlling interest in The Point Associates LPas of January 1, 2000 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period. This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for three months ended March 31, 2000. The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the acutal financial position would have been had the company acquired The Point Associates LP as of January 1, 1999, nor does it purport to represent the operations of the Company for future periods.

                                                                                              50%
                                                 Cedar Income                             Acquisition
                                                     Fund      Per previously filed 8-K    The Point
                                                  Historical   Germantown    Pro Forma    Assoc, LLC      Proforma      Pro-Forma
Description                                     3/31/2000 (c)  Disposition   Adjustment  3-14 Audit (d)  Adjustment (e) 03/31/2000
                                                -------------  -----------   ----------  --------------  ------------- -----------
Revenues
Base rent                                           544,477       (88,425)         --          358,288         4,435       818,775
Tenant escalations                                  111,415       (42,700)         --          188,784          --         257,499
Other                                                  --            --            --             --            --            --
Interest                                             40,548          --          43,405         34,724          --         118,677
                                                -----------   -----------   -----------    -----------   -----------   -----------
Total revenues                                      696,440      (131,125)       43,405        581,796         4,435     1,194,951
                                                                                                                              --
Expenses                                                                                                                      --
Real estate taxes                                    65,930        (9,796)         --           55,011          --         111,145
Property Expenses                                    56,588       (18,645)         --          187,246          --         225,189
Utilities                                            38,796          --            --             --            --          38,796
Management Fees                                      34,736                        --           22,123          --          56,859
Insurance                                             6,714          --            --             --            --           6,714
Other                                                14,099          --            --             --            --          14,099
                                                -----------   -----------   -----------    -----------   -----------   -----------

Total operating expenses                            216,863       (28,441)         --          264,380          --         452,802
                                                                                                                              --
Deprec and amortization                             114,829       (19,400)         --             --          67,500       162,929
Interest                                             31,507          --            --             --         232,500       264,007
Admin fees                                           24,468          --            --             --            --          24,468
Directors fees and expenses                          21,334          --            --             --            --          21,334
Other Admin                                          80,390          (118)         --             --            --          80,272
                                                -----------   -----------   -----------    -----------   -----------   -----------
                                                                                                                              --
Total expense                                       489,391       (47,959)         --          264,380       300,000     1,005,812

Net income before minority interest                 207,049       (83,166)       43,405        317,416      (295,565)      189,139

Minority interest                                      --            --            --         (158,708)      147,782       (10,926)
                                                -----------   -----------   -----------    -----------   -----------   -----------

Net income before limited partner's
  interest                                          207,049       (83,166)       43,405        158,708      (147,782)      178,214
Limited partner's interest                         (143,474)       53,534       (28,361)      (102,636)       95,571      (125,367)
                                                -----------   -----------   -----------    -----------   -----------   -----------
                                                                                                                              --
Net income                                      $    63,575   $   (29,632)  $    15,044    $    56,072   $   (52,212)  $    52,847
                                                ===========   ===========   ===========    ===========   ===========   ===========

Basic and dillutive net income(loss) per share  $      0.07   $     (0.03)  $      0.02    $      0.06   $     (0.06)  $      0.06
                                                ===========   ===========   ===========    ===========   ===========   ===========

            See accompanying notes to Pro Forma Financial Statements
6

                                Cedar Income Fund
              Pro Forma Condensed Combining Statement of Operations
                  For the twelve months ended December 31, 1999

The following unaudited pro forma condensed combining Statement of Operations is presented as if the Company had acquired a 50% controlling interest in The Point Associates LPas of January 1, 1999 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period. This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 1999. The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the acutal financial position would have been had the company acquired The Point Associates LP as of January 1, 1999, nor does it purport to represent the operations of the Company for future periods.

                                                Cedar Income                                  50%
                                                    Fund      Per previously filed 8-K    Acquisition
                                                 Historical    Germantown   Pro Forma      The Point     Proforma      Pro-Forma
                                               12/31/1999 (f)  Disposition  Adjustment   Assoc, LLC (g) Adjustment (h) 12/31/1999
                                               --------------  -----------  -----------  -------------- -------------- -----------
Revenues
Rents                                          $ 2,413,958    $  (399,218)  $      --     $ 1,543,547   $    17,741    $ 3,576,028
Other                                               75,000           --            --         831,953          --          906,953
Interest                                            26,329           --         151,961          --            --          178,290
                                               -----------    -----------   -----------   -----------   -----------    -----------

Total revenues                                   2,515,287       (399,218)      151,961     2,375,500        17,741      4,661,271

Expenses
Real estate taxes                                  258,597        (37,317)         --         255,502          --          476,782
Repairs and maintenance                            273,253        (72,614)         --         763,768          --          964,407
Utilities                                          167,886           --            --            --            --          167,886
Management Fees                                    124,358           --            --          76,154          --          200,512
Insurance                                           21,764           --            --            --            --           21,764
Other                                              124,883           --            --            --            --          124,883
                                               -----------    -----------   -----------   -----------   -----------    -----------

Total operating expenses                           970,741       (109,931)         --       1,095,424          --        1,956,234

Deprec and amortization                            492,716        (77,136)         --            --         270,000        685,580
Interest                                           127,700           --            --            --         930,000      1,057,700
Admin fees                                         102,397           --            --            --            --          102,397
Directors fees and expenses                         97,872           --            --            --            --           97,872
Other Admin                                        343,901           (472)         --            --            --          343,429
                                               -----------    -----------   -----------   -----------   -----------    -----------

Total expense                                    2,135,327       (187,539)         --       1,095,424     1,200,000      4,243,212

Net income before minority interest                379,960       (211,679)      151,961     1,280,076    (1,182,259)       418,059

Minority interest                                     --             --            --        (640,038)      591,130        (48,909)
                                               -----------    -----------   -----------   -----------   -----------    -----------

Net income before limited partner's
  interest                                         379,960       (211,679)      151,961       640,038      (591,130)       369,151
Limited partner's interest                        (315,490)       156,670      (113,008)     (413,913)      382,283       (303,457)
                                               -----------    -----------   -----------   -----------   -----------    -----------

Net income                                     $    64,470    $   (55,009)  $    38,953   $   226,125   $  (208,846)   $    65,693
                                               ===========    ===========   ===========   ===========   ===========    ===========

Basic and dillutive net income(loss) per share $      0.07    $     (0.06)  $      0.04   $      0.24   $     (0.22)   $      0.07
                                               ===========    ===========   ===========   ===========   ===========    ===========

            See accompanying notes to Pro Forma Financial Statements
                                                                              7

                                Cedar Income Fund
                     Notes to Pro Forma Financial Statements


Pro Forma Condensed Combining Balance Sheet

    a.   Reflects the Company's historical balance sheet as of March 31, 2000.
    b. Reflects the 50% acquisition of the Point Associates for $2.1 million plus closing adjustments of approximately $385,000.

Pro Forma Condensed Combining Statements of Operations for the three months ended March 31, 2000.

    c. Reflects the historical operations of the Company for the three months ended March 31, 2000.
    d. Reflects the operations of The Point Associates for the three months ended March 31, 2000.
    e. Reflects the straight line adjustment, depreciation expense and interest expense associated with The Point Associates LP.

Pro Forma Condensed Combining Statements of Operations for the year ended
   December 31, 1999.

    f. Reflects the historical operations of the Company for the year ended December 31, 1999
    g. Reflects the operations of The Point Associates for the year ended December 31, 1999.
    h. Reflects the straight line adjustment, depreciation expense and interest expense associated with The Point Associates LP.


8